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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 11, 1996





                             OLYMPIC FINANCIAL LTD.
               (Exact name of registrant as specified in charter)


Minnesota                        0-20526                  41-1664848
(State or other               (Commission File          (IRS Employer
jurisdiction of                  Number)              Identification No.)
incorporation)



7825 Washington Avenue South, Minneapolis, MN                  55439-2435
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (612) 942-9880






       (Former name or former address, if changed from last report)



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Item 5.  Other Events

Richard A. Zona has resigned as a member of the Board of Directors of the Registrant.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     OLYMPIC FINANCIAL LTD.



                                                     /s/ James D. Atkinson, III
                                                         James D. Atkinson, III
                                                         Senior Vice President,
                                                         Secretary and Corporate
                                                         Counsel

October 23, 1996